[Mountain graphic omitted]
                                           THE GABELLI
                                           CONVERTIBLE
                                           SECURITIES
                                           FUND, INC.


ANNUAL REPORT
DECEMBER 31, 1999

[logo omitted]
THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

Our cover icon represents the underpinnings of Gabelli.
The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      A narrow stock market advance combined with a weak bond market presented a formidable challenge to convertible securities investors in 1999. Although the leading stock market indices posted good gains, performance was driven by a relative handful of stocks that everyone wanted to own. Technology stocks were by far the most sought after. As evidenced by the 3.7% decline in the Value Line Composite Index, most stocks languished. With inflation fears mounting, the bond market experienced its second worst year this century. Consequently, yield did not provide much support for convertible securities prices.

                                             [Photo of Mario J. Gabelli omitted]

                          [The Gabelli Convertible Securities Fund logo omitted]

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 1999, The Gabelli Convertible Securities Fund, Inc.'s ("Convertible Securities Fund") net asset value (NAV) per share increased 1.73% to $11.40, after adjusting for the $0.43 per share distribution paid on December 27, 1999. This compares to an increase of 20.52% for the Lipper Inc. Convertible Securities Fund Average over the same period. The Lipper average is an unmanaged indicator of investment performance. For the twelve months ended December 31, 1999, the Fund increased 9.40% versus an increase of 31.14% for the Lipper Inc. Convertible Securities Fund Average over this period.

      The three- and five-year average annual returns of the Convertible Securities Fund were 10.38% and 10.88%, respectively. Since inception on July 3, 1989 through December 31, 1999, the Convertible Securities Fund achieved a 171.35% total return which represents an average annual return of 9.97%.

      The Fund's common shares on the New York Stock Exchange ended the quarter at $10.5625, up 2.93% for the quarter, up 3.17% for the past twelve months and up 46.32% from its initial price of $11.25 on March 31, 1995 after adjusting for the reinvestment of dividends totaling $4.795 per share which were paid during this period.

      Our Fund is managed with the goal of achieving a 600-800 basis point spread above long-term treasury yields. We hope to generate these returns over the long term. This is the type of performance that our Fund has been known for and we anticipate will continue in the future. Of course, there are no guarantees.

      Over the past few months the Fund's shares have traded at an average discount of approximately 9% to the net asset value. At these price levels, the Fund is an ideal opportunity for investors to add to their positions. Our cash purchase program provides an easy way for registered shareholders to acquire additional shares at the current market price. Please find the details of our Voluntary Cash Purchase Plan at the end of this report.

WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 10 years at The Gabelli Convertible Securities Fund and for over 23 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

      [Graphic of pyramid omitted--text as follows]

      EPS

      PMV

      MANAGEMENT

      CASH FLOW

      RESEARCH

      [End of Pyramid text]

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------
                                             Quarter
                             -------------------------------------
                               1st       2nd       3rd         4th      Year
                               --        ---       ---         ---      ----
1999: Net Asset Value ...... $11.45    $12.13    $11.67     $11.40     $11.40
      Total Return .........   1.8%      7.8%     (2.0)%      1.7%       9.4%
--------------------------------------------------------------------------------
1998: Net Asset Value ...... $11.87    $11.66    $10.96     $11.45     $11.45
      Total Return .........   5.3%      0.0%     (4.2)%      7.4%       8.3%
--------------------------------------------------------------------------------
1997: Net Asset Value ...... $11.13    $11.38    $11.81     $11.48     $11.48
      Total Return .........   1.7%      3.5%      5.0%       2.8%      13.5%
--------------------------------------------------------------------------------
1996: Net Asset Value ...... $11.28    $11.33    $11.23     $11.08     $11.08
      Total Return .........   3.6%      1.6%      0.3%       2.6%       8.4%
--------------------------------------------------------------------------------
1995: Net Asset Value ...... $11.14    $11.51    $11.64     $11.01     $11.01
      Total Return .........   5.1%      5.2%      3.0%       1.1%      15.0%
--------------------------------------------------------------------------------
1994: Net Asset Value ...... $11.54    $11.39    $11.60     $10.60     $10.60
      Total Return .........   0.2%     (1.3)%     1.8%      (0.9)%     (0.2)%
--------------------------------------------------------------------------------
1993: Net Asset Value ...... $12.07    $12.36    $12.75     $11.52     $11.52
      Total Return .........   5.4%      2.4%      3.2%       1.5%      13.1%
--------------------------------------------------------------------------------
1992: Net Asset Value ...... $11.29    $11.52    $11.90     $11.45     $11.45
      Total Return .........   3.5%      2.0%      3.3%       3.6%      13.0%
--------------------------------------------------------------------------------
1991: Net Asset Value ...... $11.06    $11.27    $11.57     $10.91     $10.91
      Total Return .........   5.6%      1.9%      2.7%       1.8%      12.5%
--------------------------------------------------------------------------------
1990: Net Asset Value ...... $10.56    $10.68    $10.56     $10.47     $10.47
      Total Return .........   1.5%      2.1%     (1.1)%      3.8%       6.3%
--------------------------------------------------------------------------------
1989: Net Asset Value ......     --       --     $10.54     $10.51     $10.51
      Total Return .........     --       --       5.4%(b)    0.8%       6.3%(b)
--------------------------------------------------------------------------------


----------------------------------------------
Average Annual Returns - December 31, 1999 (a)
----------------------------------------------
   1 Year ...........................  9.40%
   5 Year ........................... 10.88%
   Life of Fund (b) .................  9.97%
----------------------------------------------

(a) Total return and average annual return reflect changes in net asset value and reinvestment of dividends and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost. (b) From commencement of operations on July 3, 1989. (c) The Fund converted to closed-end status on March 31, 1995.


            Dividend History - Common Stock
---------------------------------------------------------
Payment Date         Rate Per Share    Reinvestment Price
------------------   --------------    ------------------
December 27, 1999        $0.430             $10.38
September 27, 1999       $0.200             $10.86
June 28, 1999            $0.200             $11.38
March 29, 1999           $0.200             $11.04
December 28, 1998        $0.320             $11.49
September 28, 1998       $0.200             $10.52
June 26, 1998            $0.200             $11.02
March 26, 1998           $0.200             $11.10
December 26, 1997        $0.600             $10.49
September 26, 1997       $0.120             $10.44
June 27, 1997            $0.120             $ 9.96
March 27, 1997           $0.120             $ 9.63
December 27, 1996        $0.375             $ 9.51
September 23, 1996       $0.120             $ 9.73
June  24, 1996           $0.120             $10.17
March 25, 1996           $0.120             $10.41
December 27, 1995        $0.750             $10.95
September 27, 1995       $0.200             $11.10
June 27, 1995            $0.200             $11.21
December 31, 1994        $0.900             $10.60
December 31, 1993        $1.425             $11.52
December 31, 1992        $0.876             $11.45
December 31, 1991        $0.865             $10.91
December 31, 1990        $0.490             $10.47
June 28, 1990            $0.100             $10.68
March 29, 1990           $0.100             $10.55
December 29, 1989        $0.115             $10.51
--------------------------------------------------------------------------------
share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments.

      Our strategy incorporates the purchase of convertible securities which are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

OUR INVESTMENT OBJECTIVES

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative, disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

COMMENTARY

1999'S HAVE AND HAVE NOT MARKET

      At year-end 1999, many investors were left pondering how and why their individual stock and/or mutual fund portfolios performed so poorly in a year in which all the leading stock market indices posted strong gains. The answer is simple. A relative handful of increasingly popular technology and Internet-related stocks propelled the capitalization-weighted market indices higher, while the majority of stocks languished. If you owned these types of companies you were a winner. If you owned index funds, you earned respectable returns. If you owned most anything else, especially value stocks and most value oriented funds; you had a "dull year".

      This pattern was clearly demonstrated in our portfolio. We had very limited exposure to technology company convertibles. Fortunately, we did have substantial commitments to telecommunications and media company converts, which were major contributors to performance this year. And, of course, we benefited from financial engineering - particularly deals, as merger and acquisition activity was at an all time high.

--------------------------------------------------------------------------------
                           FLOW OF FUNDS ($ Billions)

Sources                                          1994      1995      1996       1997      1998      1999(E)
-------                                          ----      ----      ----       ----      ----      ------
U.S. Deals                                      $  340    $  511   $   652    $   919    $1,620     $1,745
Stock Buybacks                                      47        99       176        181       207        178
Equity Mutual Funds (Net)                          119       128       222        232       157        188
Dividends                                          182       254       298        334       349        367
                                                 -----     -----    ------     ------    ------     ------
TOTAL SOURCES:                                     687       992     1,348      1,666     2,333      2,478
                                                 -----     -----    ------     ------    ------     ------
Uses
----
IPOs                                                29        30        50         43        37         69
U.S./International Equity Capital Flow
   U.S. Purchases of Non-U.S. Equities (net)        48        50        59         41        (6)        22
   International Purchases of U.S. Equities (net)    1        11        12         70        50         73
                                                 -----     -----    ------     ------    ------     ------
   Net Flow:                                        47        39        47        (29)      (56)       (51)
                                                 -----     -----    ------     ------    ------     ------
TOTAL USES:                                         76        69        97         14       (19)        18
                                                 -----     -----    ------     ------    ------     ------
NET FLOW OF FUNDS:                               $ 612     $ 923    $1,251     $1,652    $2,352     $2,460
                                                 =====     =====    ======     ======    ======     ======

SOURCES: SECURITIES DATA CORP, INVESTMENT COMPANY INSTITUTE, BIRINYI ASSOCIATES, FEDERAL RESERVE BOARD (SAAR-DIV.) (C)2000 GABELLI ASSET MANAGEMENT INC.
--------------------------------------------------------------------------------

      However, our positions in value oriented industrial company converts were a drag on performance. Convertible securities were also negatively impacted by rising interest rates. In stable interest rate environments, convertible securities are supported by their higher yields. However, when interest rates are rising, yield is devalued, and convertible securities' bond values decline. Consequently, interest rate sensitive "busted" convertibles, which trade purely on bond values, were generally poor performers.

THE ECONOMY AND THE MARKET:  INFLATION, INTEREST RATES AND CORPORATE PROFITS

      Convertible securities are influenced by stock and bond market trends. So, let's take a look at the economic factors impacting stocks and bonds. Inflation, interest rates, and corporate profits represent an economic trifecta for stocks. Through most of this historic eighteen-year bull market, we have enjoyed low inflation, declining interest rates, and strong corporate profit growth. Over the last two years the market has managed to advance despite one or another of these economic horses breaking stride. In 1998, the market shrugged off lackluster corporate earnings growth. This year, the market delivered double-digit returns despite higher inflation and materially higher interest rates. Looking ahead, we suspect the market will not be able to maintain its pace if one or more of these horses pull up lame.

      We believe corporate earnings will continue to run strong. The global economic recovery improves the profit picture for many American companies. But the Asian and European economies continue to advance and we see synchronized global growth in the year 2000 providing corporate profits with a tailwind that will result in earnings that may be even better than current Wall Street estimates. The wild card is the American consumer. At present, consumer confidence remains strong. Everyone who wants a job has one and wages are rising. However, it now costs more to gas up the car and heat our homes. Variable rate mortgage payments will soon be higher and the days of raising spending money by refinancing your home at lower fixed rates are over for the time being. Also, with dollar strong versus the yen, all of the Japanese cars, televisions, stereos, and video games that the American consumer loves will be more expensive. Will all this be enough to cause the American consumer to tighten the purse strings? Or will the "wealth effect" of a rising stock market and a significant tax cut--the Republicans are running on the "3 Fs" (Faith, Finances, and Family)--provide a bonus for Americans to spend?

      Inflation, as measured by the Consumer Price Index ("CPI"), is currently running around 2.7%--about a percentage point higher than last year, but still in the comfort zone. Can we expect inflation to stabilize at present levels or will it trend materially higher, eventually disrupting the economy and stock market? This depends on two things: (1) whether the Federal Reserve will succeed in cooling the economy and (2) whether improving productivity will continue to offset rising wages in today's tight labor market. Nobody (and that includes us) seems to have a good handle on these two issues and, consequently, the short term outlook for inflation remains cloudy. Longer term, we see the Internet as a disinflationary force. E-commerce is taking the middleman out of the picture and in the process eliminating an entire level of cost in the economic system. It is also heightening price competition. If E-commerce approaches its growth potential, we believe inflation will remain in check.

      Without a clear reading on the inflation front, making near term interest rate forecasts is an even greater folly than usual. We note that although stocks advanced while bonds declined from January through April, they eventually stalled as bonds continued to drift lower. When bonds rallied briefly in late October, stocks took off shortly thereafter. At year-end, bonds were once again sinking, but stocks moved steadily higher. If bonds continue to decline and market interest rates continue to rise, it will eventually take the wind out of the stock market's sail.

GREENSPEAK

      The following is excerpted from Federal Reserve Board Chairman Alan Greenspan's speech, given before the Economic Club of New York on January 13, 2000. Greenspan ponders the impending arrival of the U.S. economy at its longest peacetime expansion of this half-century, reflecting on the "New Economy" and where we will go from here:

      "WE ARE WITHIN WEEKS OF ESTABLISHING A RECORD FOR THE LONGEST ECONOMIC EXPANSION IN THIS NATION'S HISTORY. THE 106-MONTH EXPANSION OF THE 1960S, WHICH WAS ELONGATED BY THE VIETNAM WAR, WILL BE SURPASSED IN FEBRUARY. NONETHELESS, THERE REMAIN FEW EVIDENT SIGNS OF GERIATRIC STRAIN THAT TYPICALLY PRESAGE AN IMMINENT ECONOMIC DOWNTURN...

      WHAT  SHOULD BE  INDISPUTABLE  IS THAT A NUMBER OF NEW  TECHNOLOGIES  THAT
EVOLVED LARGELY FROM THE CUMULATIVE INNOVATIONS OF THE PAST HALF-CENTURY HAVE NOW BEGUN TO BRING ABOUT AWESOME CHANGES IN THE WAY GOODS AND SERVICES ARE PRODUCED AND, ESPECIALLY, IN THE WAY THEY ARE DISTRIBUTED TO FINAL USERS... CAPITAL MARKETS, NOT COMFORTABLE WITH DISCONTINUOUS SHIFTS IN ECONOMIC STRUCTURE, ARE GROPING FOR SENSIBLE EVALUATIONS OF [INNOVATIVE INTERNET STARTUP FIRMS]... ONE RESULT OF THE MORE-RAPID PACE OF IT INNOVATION HAS BEEN A VISIBLE ACCELERATION OF THE PROCESS OF "CREATIVE DESTRUCTION," A SHIFTING OF CAPITAL FROM FAILING TECHNOLOGIES INTO THOSE TECHNOLOGIES AT THE CUTTING EDGE...

      INDEED, THESE DEVELOPMENTS EMPHASIZE THE ESSENCE OF INFORMATION TECHNOLOGY--THE EXPANSION OF KNOWLEDGE AND ITS OBVERSE, THE REDUCTION IN UNCERTAINTY. AS A CONSEQUENCE, RISK PREMIUMS THAT WERE ASSOCIATED WITH ALL FORMS OF BUSINESS ACTIVITIES HAVE DECLINED... THE RELATIONSHIP BETWEEN BUSINESSES AND CONSUMERS ALREADY IS BEING CHANGED BY THE EXPANDING OPPORTUNITIES FOR E-COMMERCE. THE FORCES UNLEASHED BY THE INTERNET ARE ALMOST SURELY TO BE EVEN MORE POTENT WITHIN AND AMONG BUSINESSES, WHERE UNCERTAINTIES ARE BEING REDUCED BY IMPROVING THE QUANTITY, THE RELIABILITY, AND THE TIMELINESS OF INFORMATION. THIS IS THE CASE IN MANY RECENT INITIATIVES, ESPECIALLY AMONG OUR MORE SEASONED COMPANIES, TO CONSOLIDATE AND RATIONALIZE THEIR SUPPLY CHAINS USING THE INTERNET...

      AN ABILITY TO REORGANIZE PRODUCTION AND DISTRIBUTION PROCESSES IS ESSENTIAL TO TAKE ADVANTAGE OF NEWER TECHNOLOGIES. INDEED, THE COMBINATION OF A MARKED SURGE IN MERGERS AND ACQUISITIONS, AND ESPECIALLY THE VAST INCREASE IN STRATEGIC ALLIANCES, INCLUDING ACROSS BORDERS, IS DRAMATICALLY ALTERING BUSINESS STRUCTURES TO CONFORM TO THE IMPERATIVES OF THE NEWER TECHNOLOGIES.

      TO BE SURE, INCREASES IN WAGES IN EXCESS OF PRODUCTIVITY GROWTH MAY NOT BE INFLATIONARY, AND DESTRUCTIVE OF ECONOMIC GROWTH, IF OFFSET BY DECREASES IN OTHER COSTS OR DECLINING PROFIT MARGINS. A PROTRACTED DECLINE IN MARGINS,
HOWEVER, IS A RECIPE FOR RECESSION. THUS, IF OUR OBJECTIVE OF MAXIMUM SUSTAINABLE ECONOMIC GROWTH IS TO BE ACHIEVED, THE POOL OF AVAILABLE WORKERS CANNOT SHRINK INDEFINITELY...IF A TREND CANNOT CONTINUE, IT WILL STOP. WHAT WILL STOP THE WEALTH-INDUCED EXCESS OF DEMAND OVER PRODUCTIVITY-EXPANDED SUPPLY IS LARGELY DEVELOPMENTS IN FINANCIAL MARKETS...

      WE ARE IN A PERIOD OF DRAMATIC GAINS IN INNOVATION AND TECHNICAL CHANGE THAT CHALLENGE ALL OF US, AS OWNERS OF CAPITAL, AS SUPPLIERS OF LABOR, AS VOTERS AND POLICYMAKERS. HOW WELL POLICY CAN BE FASHIONED TO ALLOW THE PRIVATE SECTOR TO MAXIMIZE THE BENEFITS OF INNOVATIONS THAT WE CURRENTLY ENJOY, AND TO CONTAIN THE IMBALANCES THEY CREATE, WILL SHAPE THE ECONOMIC CONFIGURATION OF THE FIRST PART OF THE NEW CENTURY."

MARKET VALUATIONS--TWO VERY DIFFERENT PERSPECTIVES

      Is the stock market overvalued? That depends on which stock market we are talking about. One market consists of a relative handful of stocks in just a few industry groups that everyone wants to own. The other market is a vast wasteland that includes many good companies in good businesses that no one seems to care for. In the first market, price/earnings ratios have expanded much faster than earnings growth rates and are now at historically high levels. In the second market, price/earnings ratios have contracted even as earnings have advanced, in many cases, at very attractive rates. This second market is more than reasonably priced.

      What will it take to shift investor interest from the few beauty queens at the dance to the many good looking wallflowers? Probably some high profile disappointments. With expectations so high for such a small number of stocks, disappointments are bound to happen. These disappointments will be magnified in the performance of the cap-weighted market indices. Ironically this could lead to a mirror image of this year's market--very sharp declines in a small percentage of stocks taking the indices lower, while the majority of issues post better absolute and relative performance. This would have favorable implications for portfolio positions in convertible securities of quality companies that the market has shunned, and many of the past year's disappointments may be next year's pleasant surprises.

THIS YEAR'S SCORECARD

      As aforementioned, our convertible holdings in telecommunications companies (Rogers Communications, U.S. Cellular, Sprint, Telefonica Europa, and Bell Atlantic) were among our best performers in 1999. Media company positions (News America Holdings, United News and Times Mirror) also contributed to performance. Financial service giant American Express excelled and Citizens Utilities posted a good gain.

      Our positions in Sealed Air and WHX Corp. declined and other cyclical holdings (Exide, Fedders, GATX, and Monsanto) also retreated.

GOOD THINGS COME TO THOSE WHO WAIT

      The critical element to our success in the equities and convertible securities markets has been patience in both the selection process and in waiting for the values of portfolio positions to be recognized. We will continue to be patient and opportunistic in selecting converts for the Fund and will invest in short-term instruments (including time sensitive work-outs) when appropriate. We bought mostly short-term U.S. Treasury obligations in the past. However, the U.S. financial system has improved significantly and we now take advantage of other short-term alternatives. In this regard, the Convertible Securities Fund at times engages in risk arbitrage to generate returns. By risk arbitrage we mean investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "workout" opportunities. In order to avoid overall market risk in these opportunities, the Fund will concentrate on the lower risk transactions.

      We borrow a quote from Warren Buffett to explain our occasional use of risk arbitrage in the Fund:

      "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short-term cash equivalents. We prefer, of course, to make major long-term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury Bills and, equally important, cools any temptation we may have to relax our standards for long-term investments."

      In short, the high cash position in the Fund does not reflect any effort on our part to time the convertible securities market. It is rather a consequence of our value oriented discipline. At the same time, some of our convertible securities have been called by the issuer and we either received cash or stock. Our portfolio turnover rate reflects this activity, as well as our investments in "event" driven situations which were consummated during the year. We are always hard at work evaluating opportunities and identifying fundamental bargains to progress to a more fully invested posture. However, we will not stretch our fundamental parameters and introduce greater market risk to the portfolio.

8% DISTRIBUTION POLICY

      The Convertible Securities Fund continues to maintain its 8% Distribution Policy whereby the Fund pays out 8% of its average net assets each year. The method is to pay $0.20 per share in each of the first three quarters of the year and a distribution in the fourth quarter of a sufficient amount to pay 8% of the average net assets of the Fund or to satisfy the minimum distribution requirements of the Internal Revenue Code. The Fund recently distributed $0.43 per share on December 27, 1999 in line with this 8% annual distribution policy.

STOCK REPURCHASE PLAN

      The Gabelli Convertible Securities Fund is authorized to repurchase up to 250,000 shares of the Convertible Securities Fund's outstanding shares. Pursuant to this stock repurchase plan, the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through December 31, 1999, 180,300 shares were repurchased in the open market since the inception of this stock repurchase plan. Since the discount to net asset value has narrowed and remained under 10% throughout most of last year, the Fund has been unable to aggressively purchase shares.

LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

AMERICAN EXPRESS CO. (AXP) (SUB. DEB. CV., 1.125%, 12/19/03) and its subsidiaries provide travel-related services, financial advisory services and international banking services throughout the world. Founded in 1850, the company operates in 160 countries. Best known for its "green" charge card and its travel-related services, including travelers checks, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has focused AXP on its core charge card and investment management businesses. The company is expanding the competitive reach of its credit card operations, which should benefit if the U.S. Department of Justice prevails in its antitrust suit against the Visa and MasterCard associations.

CITIZENS UTILITIES CO. (CZN) (5.00% CV. PFD.) provides telecommunications services and public services to approximately 1.8 million customers in 21 states. Citizens owns 83% of Electric Lightwave (ELIX - $18.75 - Nasdaq), a competitive local exchange carrier ("CLEC") serving primarily the western U.S. Last year, management authorized the separation of Citizens' telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Recently, CZN announced agreements to acquire about 900,000 rural access lines in 11 states for $2.8 billion. CZN intends to finance the transactions by divesting its public services operations. It has already announced the sale of its water operations to American Water Resources for $835 million. The company has sold its 16% stake in Centennial Cellular Corp. for approximately $205 million. Citizens has monetized its ownership of Century Communications' (CTYA - $45.625 - Nasdaq) stock and cable operations through a sale to Adelphia Communications for approximately $220 million.

KAMAN CORP. (SUB. DEB. CV., 6.00%, 03/15/12), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman services both commercial and government markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services which tend to be technological leaders in their markets. Kaman Industrial Technologies, located in Windsor, Connecticut is one of the largest industrial distributors of replacement parts, including bearings, power transmission, motion control and materials handling components to nearly every section of industry in North America. Kaman Music, headquartered in Bloomfield, Connecticut, is one of the largest distributors of music instruments in the world, distributing more than 13,000 items, including violins, horns, guitars, drums and accessories to music retailers throughout North America.

MARK IV INDUSTRIES INC. (SUB. DEB. CV., 4.75%, 11/01/04) is a diversified manufacturer of a broad range of proprietary and other power and fluid transfer products and systems that serve primarily industrial and automotive markets. The company classifies its operations into two business segments. Mark IV Industrial includes the design, manufacture and distribution of power and fluid management systems and components for industrial OEM (original equipment manufacturers) and distribution markets worldwide. Mark IV Automotive includes the design, manufacture and distribution of power transmission, fuel, and fluid handling systems and components, and filters and filtration systems, for the global automotive aftermarket and OEM market.

MEDIAONE GROUP INC. (UMG) (4.50% CV. PFD., SER. D) is one of the nation's leading broadband services companies. UMG provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, the company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology, which improves traditional cable service and enables next-generation products and services. UMG's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television provider recently agreed to be acquired by AT&T Corp. (T - $50.8125 - NYSE) for $54 billion.

STANDARD MOTOR PRODUCTS INC. (SMP) (SUB. DEB. CV., 6.75%, 07/15/09), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions - engine management and temperature control - and believes it is the number one supplier to the North American aftermarket in each of these lines.

SPRINT CORP. (FON) ($1.50 CV. PFD., SER 1; $1.50 CV. PFD., SER 2; 8.25% CV. PFD.) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. FON faces risks from prospective new entrants in its long distance business which may be offset by the "ION" high bandwith network that the company is developing, and by other new services. On October 5, 1999, MCI WorldCom announced plans to acquire Sprint for $125 billion in stock and cash. The transaction is expected to close in about 12 months upon regulatory approval. Sprint PCS group is the leading all digital personal communications services ("PCS") carrier in the U.S. with over four million customers and licenses covering over 230 million people. Sprint PCS will be acquired as part of MCI WorldCom's (WCOM - $53.0625 - Nasdaq) acquisition of Sprint Corp.

DIVIDENDS

      The Fund recently distributed a dividend of $0.43 per share to Common Shareholders on December 27, 1999 in line with the Fund's 8% annual distribution policy. For the twelve months ended December 31, 1999, the Fund distributed a total of $1.03 per share to Common Shareholders. Our Preferred Shareholders were paid a dividend of $0.50 per share on December 27, 1999. For the twelve months ended December 31, 1999, the Preferred Shareholders received a total distribution of $2.00 per share, which is the annual dividend rate on the Preferred Shares.

DAILY NAVS NOW DISTRIBUTED BY NASDAQ

      Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAVs) for the Gabelli Convertible Securities Fund, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGCVX."

      The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolio. We applaud Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      Considering our value bias and substantial commitments to bond-like "busted" convertibles, we are relatively pleased with the Fund's 1999 returns. The outlook for the stock and bond markets, and, therefore convertible securities, remains cloudy. However, we believe our portfolio of quality companies represents good value in an otherwise richly priced market.

                                                Sincerely,

                                                /s/ signature
                                                MARIO J. GABELLI
                                                President and
                                                Chief Investment Officer

January 31, 2000

--------------------------------------------------------------------------------
                          TOP TEN CONVERTIBLE HOLDINGS
                                DECEMBER 31, 1999
                                -----------------

Sprint ($1.50 Cv. Pfd., Ser. 1; $1.50 Cv. Pfd., Ser. 2; 8.25% Cv. Pfd.)   Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)
Kaman Corp. (Sub. Deb. Cv., 6.00%, 03/15/12)                              Atlantic Richfield Co. ($2.80 Cv. Pfd.)
Citizens Utilities (5.00% Cv. Pfd.)                                       Cendant Corp. (1.30% Cv. Pfd., 7.50% Cv. Pfd.)
Mark IV Industries (Sub. Deb. Cv., 4.75%, 11/01/04)                       Sequa Corp. ($5.00 Cv. Pfd.)
Standard Motor Products (Sub. Deb. Cv., 6.75%, 07/15/09)                  Sealed Air Corp. ($2.00 Cv. Pfd., Ser. A)

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1999

  PRINCIPAL                                                          MARKET
   AMOUNT                                            COST            VALUE
  ---------                                          ----            ------

     CONVERTIBLE CORPORATE BONDS -- 23.5%
                 AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.2%
     $ 700,000   Exide Corp. Sub. Deb. Cv.
                  2.90%, 12/15/05 (b) .........  $    468,366    $    362,250
       250,000   Pep Boys - Manny, Moe & Jack
                  Sub. Deb. Cv.
                  Zero Cpn., 09/20/11 .........       134,326         132,500
     4,200,000   Standard Motor Products Inc.
                  Sub. Deb. Cv.
                  6.75%, 07/15/09 .............     4,165,856       3,352,125
                                                 ------------    ------------
                                                    4,768,548       3,846,875
                                                 ------------    ------------
                 AVIATION: PARTS AND SERVICES-- 3.5%
     4,450,000   Kaman Corp. Sub. Deb. Cv.
                  6.00%, 03/15/12 .............     4,232,611       4,183,000
                                                 ------------    ------------
                 BUSINESS SERVICES-- 2.0%
       900,000   BBN Corp. Sub. Deb. Cv.
                  6.00%, 04/01/12 (a) .........       880,558         870,750
     1,720,000   Trans-Lux Corp.
                  Sub. Deb. Cv.
                  7.50%, 12/01/06 .............     1,653,491       1,479,200
                                                 ------------    ------------
                                                    2,534,049       2,349,950
                                                 ------------    ------------
                 COMPUTER SOFTWARE AND SERVICES -- 0.1%
       400,000   QuadraMed Corp.
                  Sub. Deb. Cv.
                  5.25%, 05/01/05 .............       242,836         184,500
                                                 ------------    ------------
                 CONSUMER PRODUCTS-- 0.7%
     1,500,000   Pillowtex Corp. Sub. Deb. Cv.
                  6.00%, 03/15/12 .............       710,075         540,000
       750,000   Standard Commercial Corp.
                  Sub. Deb. Cv.
                  7.25%, 03/31/07 .............       624,044         361,875
                                                 ------------    ------------
                                                    1,334,119         901,875
                                                 ------------    ------------
                 CONSUMER SERVICES-- 0.2%
       250,000   Ogden Corp. Sub. Deb. Cv.
                  6.00%, 06/01/02 .............       237,838         218,750
                                                 ------------    ------------
                 DIVERSIFIED INDUSTRIAL -- 0.1%
       120,000   WMX Technologies Inc.
                  Sub. Deb. Cv.
                  2.00%, 01/24/05 .............        98,760          99,900
                                                 ------------    ------------
                 ELECTRONIC EQUIPMENT -- 0.1%
                 ASM Lithography
                  Holding Cv.
        40,000    2.50%, 04/09/05 .............        18,242          76,551
        10,000    2.50%, 04/09/05 (b) .........         4,561          19,138
                                                 ------------    ------------
                                                       22,803          95,689
                                                 ------------    ------------
                 ENERGY AND UTILITIES-- 1.0%
       100,000   Friede Goldman Halter Inc.
                  Sub. Deb. Cv.
                  4.50%, 09/15/04 .............        59,010          62,000
     1,100,000   Moran Energy Inc.
                  Sub. Deb. Cv.
                  8.75%, 01/15/08 .............       757,842       1,051,875
       100,000   Texaco Capital Inc. Cv.
                  3.50%, 08/05/04 .............       100,422         95,500
                                                 ------------    ------------
                                                      917,274       1,209,375
                                                 ------------    ------------



  PRINCIPAL                                                          MARKET
   AMOUNT                                            COST            VALUE
  ---------                                          ----            ------
                 ENTERTAINMENT -- 0.7%
     $ 800,000   USA Networks Inc.
                  Sub. Deb. Cv.
                  7.00%, 07/01/03 .............  $    752,580    $    832,000
                                                 ------------    ------------
                 EQUIPMENT AND SUPPLIES-- 5.5%
     1,310,000   Intermagnetics General Corp.
                  Sub. Deb. Cv.
                  5.75%, 09/15/03 (b) .........     1,280,762       1,126,600
     1,602,000   Kollmorgen Corp.
                  Sub. Deb. Cv.
                  8.75%, 05/01/09 .............     1,364,113       1,616,017
     4,400,000   Mark IV Industries Inc.
                  Sub. Deb. Cv.
                  4.75%, 11/01/04 .............     3,841,180       3,591,500
       240,000   Robbins & Myers Inc.
                  Sub. Deb. Cv.
                  6.50%, 09/01/03 .............       234,243         234,900
                                                 ------------    ------------
                                                    6,720,298       6,569,017
                                                 ------------    ------------
                 FINANCIAL SERVICES-- 0.1%
        75,000   American Express Co.
                  Sub. Deb. Cv.
                  1.125%, 02/19/03 ............        99,089         107,812
                                                 ------------    ------------
                 FOOD AND BEVERAGE-- 0.1%
       110,000   Boston Chicken Inc.
                  Sub. Deb. Cv.
                  7.75%, 05/01/04+ ............        23,438           1,100
       150,000   Chiquita Brands
                  International Inc. Cv.
                  7.00%, 03/28/01 .............       136,024         106,500
                                                 ------------    ------------
                                                      159,462         107,600
                                                 ------------    ------------
                 HEALTH CARE -- 0.7%
        10,000   Inhale Therapeutic Systems
                  Sub. Deb. Cv.
                  6.75%, 10/13/06 (b) .........        10,439          14,450
       750,000   Ivax Corp. Deb. Cv.
                  6.50%, 11/15/01 .............       694,604         733,125
       150,000   Sabratek Corp.
                  Sub. Deb. Cv.
                  6.00%, 04/15/05+ ............        67,692          58,500
                                                 ------------    ------------
                                                      772,735         806,075
                                                 ------------    ------------
                 HOTELS AND GAMING-- 2.3%
     3,595,000   Hilton Hotels Corp.
                  Sub. Deb. Cv.
                  5.00%, 05/15/06 .............     3,262,307       2,723,212
                                                 ------------    ------------
                 METALS AND MINING -- 0.3%
       500,000   Coeur d'Alene Mines Corp.
                  Sub. Deb. Cv.
                  6.00%, 06/10/02 .............       470,079         307,500
                                                 ------------    ------------
                 PAPER AND FOREST PRODUCTS-- 0.9%
       200,000   Riverwood International Corp.
                  Sub. Deb. Cv.
                  6.75%, 09/15/03 .............       199,772         230,890
     1,100,000   Thermo Fibertek Inc. Cv.
                  4.50%, 07/15/04 (b) .........       909,462         891,000
                                                 ------------    ------------
                                                    1,109,234       1,121,890
                                                 ------------    ------------

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999

  PRINCIPAL                                                          MARKET
   AMOUNT                                            COST            VALUE
  ---------                                          ----            ------

     CONVERTIBLE CORPORATE BONDS (CONTINUED)
                 PUBLISHING -- 1.1%
     $ 700,000   News America Holdings Inc.
                  Sub. Deb. Cv.
                  Zero Cpn., 03/31/02 .........  $    590,204    $  1,155,000
       200,000   Times Mirror Ltd.
                  Sub. Deb. Cv.
                  Zero Cpn., 04/15/17 .........        98,125          97,750
        50,000   United News & Media plc
                  Sub. Deb. Cv.
                  6.125%, 12/03/03 (c) ........        86,363          93,437
                                                 ------------    ------------
                                                      774,692       1,346,187
                                                 ------------    ------------
                 REAL ESTATE AND DEVELOPMENT-- 0.1%
       125,000   Rockefeller Center Properties Inc.
                  Sub. Deb. Cv.
                  Zero Cpn., 12/31/00 .........       110,921         103,125
                                                 ------------    ------------
                 RETAIL-- 0.0%
        60,000   Costco Companies Inc.
                  Sub. Deb. Cv.
                  Zero Cpn., 08/19/17 .........        41,959          63,900
       100,000   JumboSports Inc.
                  Sub. Deb. Cv.
                  4.25%, 11/01/00+ ............        62,376           5,500
                                                 ------------    ------------
                                                      104,335          69,400
                                                 ------------    ------------
                 TECHNOLOGY-- 0.2%
       300,000   Thermo Electron Corp.
                  Sub. Deb. Cv.
                  4.25%, 01/01/03 (b) .........       267,096         255,000
                                                 ------------    ------------
                 TELECOMMUNICATIONS-- 0.5%
        80,000   Amnex Inc. Sub. Deb. Cv.
                  8.50%, 09/25/02 (b) .........        71,773           3,592
        90,000   Bell Atlantic Corp.
                  Sub. Deb. Cv.
                  4.25%, 09/15/05 .............        99,853         111,712
       500,000   Rogers Communications Inc.
                  Sub. Deb. Cv.
                  2.00%, 11/26/05 .............       345,401         435,600
        50,000   Telefonica Europe BV
                  Sub. Deb. Cv.
                  2.00%, 07/15/02 .............        50,000         127,375
                                                 ------------    ------------
                                                      567,027         678,279
                                                 ------------    ------------
                 WIRELESS COMMUNICATIONS-- 0.1%
       100,000   U.S. Cellular Corp.
                  Sub. Deb. Cv.
                  Zero Cpn., 06/15/15 .........        98,205          96,375
                                                 ------------    ------------
     TOTAL CONVERTIBLE
       CORPORATE BONDS ........................    29,656,898      28,213,386
                                                 ------------    ------------

     SHARES
    --------

     CONVERTIBLE PREFERRED STOCKS -- 23.6%
                 AGRICULTURE -- 0.1%
         4,000   Monsanto Co.
                  6.50% Cv. Pfd. ..............       174,637         132,500
                                                 ------------    ------------



                                                                     MARKET
   SHARES                                            COST            VALUE
  --------                                           ----            ------
                 AVIATION: PARTS AND SERVICES -- 1.5%
                 Coltec Capital Trust
        25,000    5.25% Cv. Pfd. ..............  $  1,032,875    $  1,206,250
        17,000    5.25% Cv. Pfd. (b) ..........       802,500         624,750
                                                 ------------    ------------
                                                    1,835,375       1,831,000
                                                 ------------    ------------
                 BUSINESS SERVICES -- 2.0%
                 Cendant Corp.
         5,000    7.50% Cv. Pfd. ..............       147,750         186,875
        66,000    1.30% Cv. Pfd. ..............     1,704,187       2,239,875
                                                 ------------    ------------
                                                    1,851,937       2,426,750
                                                 ------------    ------------
                 CABLE -- 0.1%
         1,000   MediaOne Group Inc.
                  4.50% Cv. Pfd. Ser. D .......        26,800          25,125
         1,300   UnitedGlobalCom Inc.
                  7.00% Cv. Pfd. ..............        98,800         116,025
                                                 ------------    ------------
                                                      125,600         141,150
                                                 ------------    ------------
                 DIVERSIFIED INDUSTRIAL -- 1.3%
         1,400   GATX Corp.
                  $2.50 Cv. Pfd. ..............       136,020         238,000
        40,000   WHX Corp.,
                  6.50% Cv. Pfd. Ser. A .......     1,881,450       1,297,500
                                                 ------------    ------------
                                                    2,017,470       1,535,500
                                                 ------------    ------------
                 ENERGY AND UTILITIES-- 2.2%
         6,000   Atlantic Richfield Co.
                  $2.80 Cv. Pfd. ..............     1,600,962       2,487,000
         1,000   Houston Industries Inc.
                  7.00% Cv. Pfd. ..............       106,050         120,500
                                                 ------------    ------------
                                                    1,707,012       2,607,500
                                                 ------------    ------------
                 ENTERTAINMENT -- 0.1%
         4,500   Metromedia International
                  Group Inc.
                  7.25% Cv. Pfd. ..............       170,031         135,000
                                                 ------------    ------------
                 EQUIPMENT AND SUPPLIES -- 1.9%
        25,000   Sequa Corp.
                  $5.00 Cv. Pfd. ..............     1,927,692       2,250,000
                                                 ------------    ------------
                 FOOD AND BEVERAGE -- 0.2%
         5,000   Seagram Co.
                  7.50% Cv. Pfd. ..............       250,625         225,000
                                                 ------------    ------------
                 PAPER AND FOREST PRODUCTS -- 1.5%
        34,500   Sealed Air Corp.
                  $2.00 Cv. Pfd. Ser. A .......     1,435,100       1,742,250
                                                 ------------    ------------
                 PUBLISHING -- 0.4%
        15,000   Reader's Digest
                  Association Inc.
                  $1.9336 Cv. Pfd. ............       382,588         406,875
         5,000   Tribune Co.
                  6.25% Cv. Pfd. ..............        92,750          88,125
                                                 ------------    ------------
                                                      475,338         495,000
                                                 ------------    ------------
                 RETAIL -- 0.2%
         2,000   Automatic Common
                  Exchange Security Trust II
                  6.50% Cv. Pfd. ..............        30,556          19,125
         3,000   CVS Corp.
                  6.00% Cv. Pfd. ..............       269,650         213,750
                                                 ------------    ------------
                                                      300,206         232,875
                                                 ------------    ------------

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999

                                                                     MARKET
     SHARES                                          COST            VALUE
    --------                                         ----            ------

     CONVERTIBLE PREFERRED STOCKS (CONTINUED)
                 SPECIALTY CHEMICALS -- 0.0%
         2,000   Merrill Lynch & Co.
                  (IMC Global)
                  6.25% Cv. Pfd. ..............  $     41,038    $     35,750
                                                 ------------    ------------
                 TELECOMMUNICATIONS -- 11.0%
         2,000   Broadwing Inc.
                  6.75% Cv. Pfd. Ser. B .......       108,100         118,500
        70,000   Citizens Utilities Co.
                  5.00% Cv. Pfd. ..............     3,386,783       3,946,250
         8,000   Philippine Long Distance
                  Telephone Co.
                  $3.50 Cv. Pfd. Ser. III .....       374,069         381,000
                 Sprint Corp.
         3,000    $1.50 Cv. Pfd. Ser. 1 .......       301,100       1,680,000
         2,200    $1.50 Cv. Pfd. Ser. 2 .......       187,510       1,254,000
        72,900    8.25% Cv. Pfd. ..............     2,783,858       5,412,825
         1,500   TCI Pacific
                  Communications Inc.
                  5.00% Cv. Pfd. ..............       134,837         462,429
                                                 ------------    ------------
                                                    7,276,257      13,255,004
                                                 ------------    ------------
                 WIRELESS COMMUNICATIONS -- 1.1%
         7,000   Omnipoint Corp.
                  7.00% Cv. Pfd. ..............       208,790       1,282,750
                                                 ------------    ------------
     TOTAL CONVERTIBLE
       PREFERRED STOCK ........................    19,797,108      28,328,029
                                                 ------------    ------------

     COMMON STOCKS -- 9.8%
                 AVIATION: PARTS AND SERVICES-- 0.2%
        18,000   Kaman Corp., Cl. A ...........       181,321         231,750
                                                 ------------    ------------
                 BROADCASTING -- 0.4%
        40,000   Granite Broadcasting Corp.+ ..       314,287         405,000
                                                 ------------    ------------
                 BUSINESS SERVICES -- 0.2%
        11,300   Amway Asia
                  Pacific Ltd. ................       202,896         202,694
                                                 ------------    ------------
                 CABLE -- 1.6%
        25,000   MediaOne Group Inc.+ .........       660,252       1,920,340
                                                 ------------    ------------
                 ENERGY AND UTILITIES-- 5.8%
        20,000   AGL Resources Inc. ...........       361,010         340,000
        30,000   Aquarion Co. .................     1,091,937       1,110,000
        14,000   CH Energy Group Inc. .........       555,138         462,000
         2,000   E'Town Corp. .................       124,475         124,500
         5,000   Eastern Enterprises ..........       282,750         287,188
        15,000   MCN Energy Group Inc. ........       363,563         356,250
        20,000   MidAmerican Energy
                  Holdings Co.+ ...............       670,250         673,750
         5,000   New England Electric
                  System ......................       244,187         258,750
         4,000   NStar ........................       150,566         162,000
        60,000   Southwest Gas Corp. ..........     1,583,223       1,380,000
        20,000   United Water
                  Resources Inc. ..............       664,750         683,750
        40,000   Wicor Inc. ...................     1,185,564       1,167,500
                                                 ------------    ------------
                                                    7,277,413       7,005,688
                                                 ------------    ------------
                 ENTERTAINMENT -- 0.0%
        10,000   Kushner-Locke Co. ............        53,544          43,438
                                                 ------------    ------------



                                                                     MARKET
     SHARES                                          COST            VALUE
    --------                                         ----            ------
                 EQUIPMENT AND SUPPLIES-- 0.2%
        50,000   Fedders Corp., Cl. A .........  $    310,916    $    256,250
                                                 ------------    ------------
                 FINANCIAL SERVICES -- 0.3%
        20,000   Argonaut Group Inc. ..........       533,139         397,500
                                                 ------------    ------------
                 RETAIL -- 0.4%
        12,000   Delhaize America Inc. ........       275,298         243,750
         3,000   Hannaford Bros. Co. ..........       210,963         207,938
                                                 ------------    ------------
                                                      486,261         451,688
                                                 ------------    ------------
                 TELECOMMUNICATIONS -- 0.7%
        35,000   Rogers Communications
                  Inc., Cl. B+ ................       493,805         855,906
                                                 ------------    ------------
     TOTAL COMMON STOCKS                           10,513,834      11,770,254
                                                 ------------    ------------
   PRINCIPAL
    AMOUNT
  -----------

   U.S. GOVERNMENT OBLIGATIONS -- 43.5%
   $52,421,000   U.S. Treasury Bills
                  5.08% to 5.48%++,
                  due 01/13/00 to 03/23/00 ....    52,284,393      52,284,490
                                                 ------------    ------------

     TOTAL INVESTMENTS-- 100.4% ...............  $112,252,233     120,596,159
                                                 ============

     OTHER ASSETS, LIABILITIES
       AND LIQUIDATION
       VALUE OF CUMULATIVE
       PREFERRED STOCK-- (25.4)% ............................     (30,416,977)
                                                                 ------------

     NET ASSETS - COMMON STOCK -- 75.0%
       (7,912,645 common shares outstanding) ................      90,179,182
                                                                 ------------

     NET ASSETS - CUMULATIVE
       PREFERRED STOCK -- 25.0%
       (1,200,000 preferred shares outstanding) .............      30,000,000
                                                                 ------------

     TOTAL NET ASSETS-- 100.0% ..............................    $120,179,182
                                                                 ============

     NET ASSET VALUE PER COMMON SHARE
       ($90,179,182 / 7,912,645 common shares outstanding) ..          $11.40
                                                                       ======
     --------------------
     For Federal tax purposes:
           Aggregate cost ...................................    $112,520,305
                                                                 ============
           Gross unrealized appreciation ....................    $ 12,599,359
           Gross unrealized depreciation ....................      (4,523,505)
                                                                 ------------
           Net unrealized appreciation ......................    $  8,075,854
                                                                 ============
     --------------------

(a)  Security fair valued as determined by the Board of Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, the market value of Rule 144A securities amounted to $3,296,780 or 2.7% of total net assets.
(c)  Principal amount denoted in British Pounds.
+    Non-income producing security.
++   Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

              STATEMENT OF ASSETS AND LIABILITIES
                       DECEMBER 31, 1999
ASSETS:
    Investments, at value (Cost $112,252,233) . $120,596,159
    Foreign currency, at value (Cost $25,277) .       24,778
    Dividends and interest receivable .........      656,511
    Receivable for investments sold ...........      814,233
                                                ------------
     TOTAL ASSETS .............................  122,091,681
                                                ------------
LIABILITIES:
    Payable for investments purchased .........       26,619
    Dividends payable .........................    1,280,206
    Payable for investment advisory fee .......      364,845
    Payable to custodian ......................      118,173
    Accrued expenses and other payables .......      122,656
                                                ------------
     TOTAL LIABILITIES ........................    1,912,499
                                                ------------
     NET ASSETS ............................... $120,179,182
                                                ============
NET ASSETS CONSIST OF:
    Cumulative Preferred Stock (8.00%, $25
     liquidation value, $0.001 par value, 2,000,000
     shares authorized, 1,200,000 shares issued and
     outstanding) redemption value ............  $30,000,000
    Capital stock, at par value ...............        7,913
    Additional paid-in capital ................   82,030,770
    Accumulated distributions in excess of
     net investment income ....................      (13,350)
    Accumulated distributions in excess of
     net realized gain on investments and
     foreign currency transactions ............     (189,556)
    Net unrealized appreciation on investments
     and foreign currency transactions ........    8,343,405
                                                ------------
     TOTAL NET ASSETS ......................... $120,179,182
                                                ============
     NET ASSET VALUE PER COMMON SHARE
       ($90,179,182 / 7,912,645 shares issued
       and outstanding; 100,000,000 shares
       authorized of $0.001 par value) ........       $11.40
                                                      ======


                   STATEMENT OF OPERATIONS
            FOR THE YEAR ENDED DECEMBER 31, 1999
INVESTMENT INCOME:
    Dividends (net of foreign taxes of $496) ..  $ 1,764,585
    Interest ..................................    3,975,313
                                                 -----------
    TOTAL INVESTMENT INCOME ...................    5,739,898
                                                 -----------

EXPENSES:
    Investment advisory fees ..................    1,224,337
    Legal and audit fees ......................      104,366
    Shareholder communications ................       96,868
    Shareholder services fees .................       90,468
    Payroll ...................................       71,000
    Directors' fees ...........................       47,856
    Custodian fees ............................       17,889
    Miscellaneous expenses ....................       28,766
                                                 -----------
    TOTAL EXPENSES ............................    1,681,550
                                                 -----------
    NET INVESTMENT INCOME .....................    4,058,348
                                                 -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain on investments and
     foreign currency transactions ............    6,671,304
    Net change in unrealized appreciation
      on investments and foreign currency
      transactions ............................     (628,418)
                                                 -----------
    NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      AND FOREIGN CURRENCY TRANSACTIONS .......    6,042,886
                                                 -----------
    Net Increase in Net Assets Resulting
      from Operations .........................  $10,101,234
                                                 ===========






                                            STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED             YEAR ENDED
                                                                                    DECEMBER 31, 1999      DECEMBER 31, 1998
                                                                                    -----------------      -----------------
OPERATIONS:
    Net investment income ........................................................    $  4,058,348          $  4,165,471
    Net realized gain on investments and foreign currency transactions ...........       6,671,304             5,408,607
    Net change in unrealized appreciation of investments
      and foreign currency transactions ..........................................        (628,418)             (277,461)
                                                                                      ------------          ------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................      10,101,234             9,296,617
                                                                                      ------------          ------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
    Net investment income ........................................................        (908,491)           (1,008,552)
    Net realized gains ...........................................................      (1,491,509)           (1,391,448)
                                                                                      ------------          ------------
      TOTAL DISTRIBUTIONS ........................................................      (2,400,000)           (2,400,000)
                                                                                      ------------          ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
    Net investment income ........................................................      (3,050,169)           (3,004,493)
    Net realized gains ...........................................................      (4,898,574)           (3,927,271)
    Distributions in excess of net investment income .............................         (22,920)              (68,292)
    Distributions in excess of net realized gains ................................        (179,986)             (312,617)
                                                                                      ------------          ------------
      TOTAL DISTRIBUTIONS ........................................................      (8,151,649)           (7,312,673)
                                                                                      ------------          ------------
CAPITAL SHARE TRANSACTIONS-- NET: ................................................         (96,215)           (1,240,142)
                                                                                      ------------          ------------
      NET DECREASE IN NET ASSETS .................................................        (546,630)           (1,656,198)
NET ASSETS:
    Beginning of period ..........................................................     120,725,812           122,382,010
                                                                                      ------------          ------------
    End of period ................................................................    $120,179,182          $120,725,812
                                                                                      ============          ============

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Convertible Securities Fund, Inc. (the "Fund") is a closed-end diversified management investment company whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Corporation was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company and commenced operations on July 3, 1989. The Board of Directors, upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Securities and assets for which market quotations are not readily available are valued at their fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 1999, the Fund held no forward foreign currency contracts.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 1999, there were no open futures contracts.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      SHORT SALES. The Fund is authorized to engage in short sales, which obligate the Fund to replace the security borrowed by purchasing the security at the current market value sometime in the future. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or U.S. Government securities sufficient to cover its short position on a daily basis.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of income and gains on various investments securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Distributions to shareholders of Cumulative Preferred Stock are accrued on a daily basis and are determined as described in Note 3.

      For the year ended December 31, 1999, reclassifications were made to increase accumulated distributions in excess of net investment income for $9,570 with an offsetting adjustment to accumulated distributions in excess of net realized gain on investments and foreign currency transactions.

      PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. CAPITAL. The Articles of Incorporation, dated December 19, 1988, permit the Fund to issue 100,000,000 shares (par value $0.001) of common stock. In addition, the Fund has been authorized to issue up to 2,000,000 shares of Preferred Stock of which 1,200,000 shares has been designated as $0.001 par value 8% Cumulative Preferred Stock. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirement could restrict the Fund's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. The Preferred Stock is callable at the redemption price at the option of the Fund after May 15, 2002. This Cumulative Preferred Stock introduced leverage into the capital structure of the Fund. This leverage tends to magnify both the risks and opportunities to Common Shareholders. At December 31, 1999, the 1,200,000 shares of 8% Cumulative Preferred Stock outstanding accrued dividends in the amount of $33,333. The income received on the Fund's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The Fund shall not declare dividends or make other distributions on shares of Common Stock or purchase any such shares if at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and will vote together with holders of shares of Common Stock as a single class. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval of the holders of a majority of any outstanding common shares, approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

      The Adviser has been authorized to repurchase on behalf of the Fund up to 250,000 Common Shares of the Fund in the open market, whenever the shares are trading at a discount to net asset value of ten per cent or more. For the year ended December 31, 1999, the Fund repurchased 8,900 shares at a cost of $96,215 and at an average discount of 10.36%. During the fiscal year ended December 31, 1998, the Fund repurchased 126,800 shares at a cost of $1,240,142 and at an average discount of 11.2%. All shares repurchased have been retired.

4. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

      The Adviser has agreed not to accrue the management fee on the incremental net assets attributable to the liquidation value of the Cumulative Preferred Stock if the total net asset value return of the common shares of the Fund, including distributions and the advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. During the year ended December 31, 1999, the Fund has achieved a total return in excess of the stated dividend rate and, thus, such management fees were earned.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1999, other than short-term securities, aggregated $138,796,014 and $144,365,819, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1999, the Fund paid brokerage commissions of $86,465 to Gabelli & Company, Inc. and its affiliates.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
                                                        1999            1998             1997            1996          1995
                                                        ----            ----             ----            ----          ----
 OPERATING PERFORMANCE:
   Net asset value, beginning of period .............  $11.45          $11.48           $11.08          $11.01        $10.60
                                                       ------          ------           ------          ------        ------
   Net investment income ............................    0.51            0.53             0.49            0.49          0.53
   Net realized and unrealized gain
     on investments .................................    0.77            0.65             1.23            0.31          1.03
                                                       ------          ------           ------          ------        ------
   Total from investment operations .................    1.28            1.18             1.72            0.80          1.56
                                                       ------          ------           ------          ------        ------
   Increase in net assets from capital
     share transactions .............................      --            0.01             0.01              --            --
                                                       ------          ------           ------          ------        ------
   Offering expenses charged to additional
     paid-in capital ................................      --              --            (0.18)             --            --
                                                       ------          ------           ------          ------        ------
 DISTRIBUTIONS:
   PREFERRED SHARES
   Distributions from net investment income .........   (0.11)          (0.13)           (0.08)             --             --
   Distributions from net realized gains
     on investments .................................   (0.19)          (0.17)           (0.11)             --             --
   COMMON SHARES
   Distributions from net investment income .........   (0.39)          (0.38)           (0.40)          (0.49)        (0.53)
   Distributions from net realized gains
     on investments .................................   (0.62)          (0.50)           (0.56)          (0.24)        (0.56)
   Distributions in excess of net investment income .   (0.00)(e)       (0.01)              --              --         (0.02)
   Distributions in excess of net realized gains ....   (0.02)          (0.03)              --              --         (0.01)
   Distributions from paid-in capital ...............      --              --               --              --         (0.03)
                                                       ------          ------           ------          ------        ------
   Total distributions ..............................   (1.33)          (1.22)           (1.15)          (0.73)        (1.15)
                                                       ------          ------           ------          ------        ------
   NET ASSET VALUE, END OF YEAR .....................  $11.40          $11.45           $11.48          $11.08        $11.01
                                                       ======          ======           ======          ======        ======
   Market value, end of year ........................  $10.56          $11.25           $10.31         $  9.25        $10.75
                                                       ======          ======           ======          ======        ======
   Total Net Asset Value Return+ (a) ................     9.4%            8.3%            13.5%            8.4%         15.0%
   Total Investment Return+ (b) .....................     3.2%           18.4%            22.2%          (7.3)%         12.3%

 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .............$120,179        $120,726         $122,382         $89,659       $89,137
   Net assets attributable to common shares,
     end of period (in 000's) .......................$ 90,179        $ 90,726         $ 92,382         $89,659       $89,137
   Ratio of net investment income to average
     net assets attributable to common stock ........    4.35%           4.54%            4.23%           4.33%         4.60%
   Ratio of operating expenses to average
     net assets attributable to common stock (c) ....    1.80%            1.83%           1.68%         1.45%           1.56%
   Ratio of operating expenses to average
     total net assets ...............................    1.36%           1.38%            1.39%           1.45%         1.56%
   Portfolio turnover rate ..........................     175%            149%             243%            114%          140%

 PREFERRED STOCK:
   Liquidation value (in 000's) .....................$ 30,000        $ 30,000         $ 30,000              --            --
   Total shares outstanding (in 000's) ..............   1,200           1,200            1,200              --            --
   Asset coverage per share .........................     401%            402%             408%             --            --
   Liquidation preference per share .................$  25.00        $  25.00         $  25.00              --            --
   Average market value per share (d) ...............$  25.36        $  26.84         $  25.69              --            --

--------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Based on net asset value per share.
(b) Based on net asset value per share through March 31, 1995, the date of conversion of the Fund to closed-end status, and market value thereafter.
(c) The ratio of operating expenses to average net assets attributable to common stock during the fiscal year ended December 31, 1995 includes a current period expense associated with the conversion of the Fund to closed-end status. Without the conversion expense, this ratio would have been 1.28%. The ratio of operating expenses to average net assets attributable to common stock for the fiscal year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including the custodian fee credit, the ratio of operating expenses to average net assets attributable to common stock for the year would have been 1.67%.
(d) Based on weekly prices.
(e) Amount represents less than $0.005 per share.



                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Convertible Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Convertible Securities Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 11, 2000

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 1999

CASH DIVIDENDS AND DISTRIBUTIONS

                                                     TOTAL AMOUNT           ORDINARY            LONG-TERM      DIVIDEND
         PAYABLE               RECORD                    PAID              INVESTMENT            CAPITAL     REINVESTMENT
          DATE                  DATE                   PER SHARE             INCOME               GAINS          PRICE
         -------              --------               -------------         ----------           ---------    ------------

COMMON SHARES
        03/29/99              03/19/99                  $0.2000              $0.1623             $0.0377       $11.0367
        06/28/99              06/18/99                   0.2000               0.1623              0.0377        11.3847
        09/27/99              09/17/99                   0.2000               0.1623              0.0377        10.8616
        12/27/99              12/17/99                   0.4300               0.3489              0.0811        10.3764
                                                        -------              -------             -------
Total Common Stock                                      $1.0300              $0.8358             $0.1942

PREFERRED SHARES
        03/29/99              03/22/99                  $0.5000              $0.4057             $0.0943
        06/28/99              06/21/99                   0.5000               0.4057              0.0943
        09/27/99              09/20/99                   0.5000               0.4057              0.0943
        12/27/99              12/20/99                   0.5000               0.4057              0.0943
                                                        -------              -------             -------
Total Preferred Stock                                   $2.0000              $1.6228             $0.3772

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 1999 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 100% of the long term capital gains paid by the Convertible Securities Fund in 1999 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). Capital gain distributions are reported in box 2a of Form 1099-DIV.

RETURN OF CAPITAL
    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was no return of capital in 1999.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. TREASURY SECURITIES INCOME
    The Fund paid to common shareholders ordinary income dividends of $0.1623 per share on March 29, 1999, June 28, 1999, September 27, 1999 and $0.3489 per share on December 27, 1999. The Fund paid to preferred shareholders ordinary income dividends of $0.4057 per share on March 29, 1999, June 28, 1999, September 27, 1999, and December 27, 1999. For 1999, 18.69% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The percentage of ordinary income dividends paid by the Fund during 1999 derived from U.S. Treasury Securities was 19.24%. However, it should be noted that the Convertible Securities Fund did not hold more than 50% of its assets in U.S. Treasury Securities at the end of each calendar quarter during 1999.
                 HISTORICAL DISTRIBUTION SUMMARY -- COMMON STOCK

                                               SHORT-TERM      LONG-TERM                                       ADJUSTMENT
                                INVESTMENT       CAPITAL        CAPITAL        RETURN OF          TOTAL            TO
                                INCOME (A)      GAINS (A)        GAINS        CAPITAL (B)     DISTRIBUTIONS    COST BASIS
                               ------------   ------------    -----------    ------------     -------------   -----------
1999                             $0.3899        $0.4459         $0.1942             --          $1.0300             --
1998                              0.3866         0.2413          0.2921             --           0.9200             --
1997                              0.3969         0.2285          0.3346             --           0.9600             --
1996                              0.4900         0.1416          0.1034             --           0.7350             --
1995                              0.5574         0.2041          0.3595          $0.0290         1.1500          $0.0290 -
1994                              0.5730         0.1150          0.2120             --           0.9000             --
1993                              0.5610         0.2000          0.6640             --           1.4250             --
1992                              0.6540         0.0900          0.1320             --           0.8760             --
1991                              0.7060         0.1120          0.0470             --           0.8650             --
1990                              0.6900           --              --               --           0.6900             --
1989                              0.1150           --              --               --           0.1150             --

               HISTORICAL DISTRIBUTION SUMMARY -- PREFERRED STOCK

1999                             $0.7571        $0.8657         $0.3772             --          $2.0000             --
1998                              0.8405         0.5246          0.6349             --           2.0000             --
1997                              0.5082         0.2926          0.4270             --           1.2278             --

--------------------------
(a)  Taxable as ordinary income for Federal tax purposes.
(b)  Non-taxable.
 -   Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the Policy of The Gabelli Convertible Securities Fund, Inc. ("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions. If your shares are held in the name of a broker, bank or nominee, you should contact such institution.

   If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

--------------------------------------------------------------------------------
The Annual Meeting of the Convertible Securities Fund, Inc.'s stockholders will be held at 8:30 A.M. on Monday, May 15, 2000, at the Greenwich Public Library, 101 West Putnam Avenue, in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS
                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER
  GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER
  CERUTTI CONSULTANTS, INC.

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita, P.C.
  ATTORNEY-AT-LAW
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Anthonie C. van Ekris
  MANAGING DIRECTOR
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN
  THE BETHLEHEM CORP.

OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY


INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

STOCK EXCHANGE LISTING
                         COMMON      8.00% PREFERRED
                        --------     ---------------
NYSE-Symbol:               GCV           GCV Pr
Shares Outstanding:     7,912,645       1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal.

It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.


-------------------------------------------------------
   For general information about the Gabelli Funds,
   call 1-800-GABELLI (1-800-422-3554), fax us
   at 914-921-5118, visit our Internet homepage at:
   HTTP://WWW.GABELLI.COM, or e-mail us at:
   CLOSEDEND@GABELLI.COM
-------------------------------------------------------


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its Common Stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
One Corporate Center, Rye, NY 10580-1434

Phone: 1-800-GABELLI (1-800-422-3554)
Fax: 1-914-921-5118   Internet: www.gabelli.com
e-mail: closedend@gabellie.com                                       GBFCS-AR-99